UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2010

Gentiva Health Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400 Atlanta, Georgia	30339-3314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 951-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

Gentiva Health Services, Inc., a Delaware corporation (the “Company”), today announced that it is planning a private offering (the “Offering”) of $305.0 million aggregate principal amount of Senior Notes due 2018 (the “Notes”) to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act. The Offering is to be made by means of an offering memorandum. In order to ensure compliance with Regulation FD under the Securities Exchange Act of 1934, as amended, the Company is hereby furnishing to the Securities and Exchange Commission selected information regarding the Company that has been set forth in such offering memorandum, which selected information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements.

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements relating to our business and our financing plans. Words such as “intends”, “planning” or “expects” are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. There is no assurance that the above offering will be completed or completed as described above. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Selected information contained in an offering memorandum in connection with the Company’s private offering of Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

Date: August 4, 2010	By:	/s/ John N. Camperlengo
John N. Camperlengo Senior Vice President, General Counsel Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Selected information contained in an offering memorandum in connection with the Company’s private offering of Notes.